UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2012

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VARCA VENTURES, INC.

(Exact name of registrant as specified in its charter)

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NEVADA	333-166548	98-0658381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1630 Ringling Boulevard, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

(941) 951-0787

(Registrant’s telephone number, including area code)

____________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

On March 15, 2012, at a duly called joint meeting of the Board of Directors of Varca Ventures, Inc. ("Varca"), and its wholly-owned subsidiary, Wildcat Mining Corporation ("Wildcat"), James M. Clements resigned from his position as a member of the Board of Directors of both Varca and Wildcat, effective immediately.  Mr. Clements resignation was promptly accepted by the remaining members of the Board of Directors of both Varca and Wildcat.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2012	Varca Ventures, Inc.

/s/ Roger Tichenor
Chief Executive Officer
(Principal Executive Officer)

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